UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2015

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California		90071
(Address of Principal Executive Offices)		(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (which we may refer to as “we,” “us,” “our” or the “Company”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Base Salaries, Annual Performance Award Targets and Long-Term Equity Incentive Award Targets for 2015 for Named Executive Officers

On February 10, 2015, the Compensation Committee of our Board of Directors established base salaries, annual performance award targets and long-term equity incentive award targets for 2015 for our named executive officers (listed below) whose compensation was disclosed in the Proxy Statement for our 2014 Annual Meeting of Stockholders.

Name	Base Salary	Annual Performance Award Target	Long-Term Equity Incentive Award Target
Robert E. Sulentic	$990,000	$1,485,000	$4,125,000
President and Chief Executive Officer
James R. Groch	$770,000	$1,155,000	$3,000,000
Chief Financial Officer and Global Director of Corporate Development
Michael J. Lafitte	$700,000	$1,050,000	$2,320,000
Chief Operating Officer
Calvin W. Frese, Jr.	$680,000	$1,020,000	$2,250,000
Chief Executive Officer—Americas
Gil Borok	$550,000	$485,000	$460,000
Deputy Chief Financial Officer and Chief Accounting Officer

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2015		CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Deputy Chief Financial Officer and Chief Accounting Officer

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